                                  FIRST FUNDS

                          TENNESSEE TAX-FREE PORTFOLIO

                       Supplement Dated December 1, 1998

     The following information supplements and should be read in conjunction with the information provided in the Portfolio's Prospectus dated October 26, 1998.

     Effective December 1, 1998, the Board of Trustees authorized three changes to the Portfolio's sales load and fee structure. The maximum sales load on purchases of Class II shares has been reduced from 3.75% to 2.50%. Also, ALPS Mutual Funds Services, Inc., the Portfolio's Distributor, has reduced its voluntary waiver of 12b-1 fees applicable to Class III of the Portfolio from
 .25% to .10% of that Class' average net assets. This increases Class III's 12b-1 expenses from .25% to .40% of average net assets on an annual basis. Lastly, Class II now bears a shareholder servicing fee of .10% of average net assets. Previously, no shareholder servicing fee had been authorized for this Class.

     Based on the changes described above, the following data shall be inserted in lieu of the column for Classes II and III in the table under the section, "SUMMARY OF PORTFOLIO EXPENSES - A. EXPENSE SUMMARY":


     SHAREHOLDER TRANSACTION EXPENSES:            CLASS II   CLASS III
                                                  --------   ---------
     Maximum Sales Load on Purchases
       (as a percentage of offering price)        2.50%      None
     Sales Load Imposed on Reinvested
       Distributions                               None      None
     Deferred Sales Load
       (as a percentage of original purchase
       price or redemption proceeds, as
       applicable)                                 None      1.00%*
     Redemption Fees                               None      None
     Exchange Fee                                  None      None

     ANNUAL PORTFOLIO OPERATING EXPENSES:
       (as a percentage of average net assets)
     Management Fees**                             .00%       .00%
     12b-1 Fees**                                  .00%       .40%
     Other Expenses**                              .51%       .40%
                                                  -----      -----

     Total Portfolio Operating Expenses**          .51%       .80%
                                                  =====      =====


     The fifth sentence of the first paragraph following the above table, entitled "ANNUAL PORTFOLIO OPERATING EXPENSES", shall be revised to read: "ALPS has agreed to voluntarily waive .10% of the .50% 12b-1 fee applicable to Class III of the Portfolio (see
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"WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY? -
Distribution Plan and Shareholder Servicing Plans")."

     The following data shall be inserted in lieu of the columns for Classes II and III in the table under the section, "SUMMARY OF PORTFOLIO EXPENSES - B. Example":

                      CLASS II   CLASS III
                      ---------  ---------
     1 year             $30*        $18
     3 years            $41*        $26
     5 years            $53*        $44
    10 years            $88*        $99

     The following table shall be inserted in lieu of the table under the section, "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II - Public Offering Price":

                                                               REALLOWANCE TO
                                                                   SERVICE
                       TOTAL SALES LOAD FOR CLASS II SHARES     ORGANIZATIONS
                       ------------------------------------  -----------------
                             AS A % OF                           AS A % OF
                           OFFERING PRICE     AS A % OF        OFFERING PRICE
AMOUNT OF TRANSACTION        PER SHARE           NAV             PER SHARE

Less than $100,000              2.50            2.56                2.25
$100,000 - $249,999             2.00            2.04                1.75
$250,000 - $499,999             1.75            1.78                1.50
$500,000 - $999,999             1.25            1.27                1.00
$1,000,000 and over             0.50            0.50                0.40


The fifth sentence of the section of the Prospectus entitled "WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY? - Distribution Plan and Shareholder Servicing Plans" shall be revised to read: "Effective December 1, 1998, ALPS has agreed to voluntarily waive .10% of the .50% 12b-1 fee applicable to Class III of the Portfolio." The eighth sentence of this paragraph has been revised to read:
"Shareholder Servicing Fees for Class III have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. Effective December 1, 1998, Class II commenced payment of Shareholder Servicing Fees at the annual rate of .10% of average net assets."